UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 23, 2016
(Date of earliest event reported)

JPMDB Commercial Mortgage Securities Trust 2016-C2
(Central Index Key Number 0001671520)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)
German American Capital Corporation

(Central Index Key Number 0001541294)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-206361-03	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
383 Madison Avenue

New York, New York		10179
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 23, 2016, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMDB Commercial Mortgage Securities Trust 2016-C2, Commercial Mortgage Pass-Through Certificates, Series 2016-C2, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2016 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The Mortgage Loan identified as “Quaker Bridge Mall” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Quaker Bridge Mall Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.9. The Mortgage Loan identified as “100 East Pratt” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the 100 East Pratt Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.10. The Mortgage Loan identified as “Four Penn Center” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Four Penn Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.11. The Mortgage Loan identified as “One Harbor Point Square” will be initially serviced and administered in accordance with the Pooling and Servicing Agreement prior to the related Servicing Shift Securitization Date (as defined in the Pooling and Servicing Agreement) and the One Harbor Point Square Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.12.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “787 Seventh Avenue” will be serviced and administered pursuant to a trust and servicing agreement, dated as of March 1, 2016 (the “COMM 2016-787S Mortgage Trust Trust and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer and as special servicer, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Wilmington Trust, National Association, as trustee. An executed version of the COMM 2016-787S Mortgage Trust Trust and Servicing Agreement is attached hereto as Exhibit 4.2. In addition, the 787 Seventh Avenue Mortgage Loan will be serviced and administered under the 787 Seventh Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.13.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “Sanofi Office Complex” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of March 1, 2016 (the “Wells Fargo Commercial Mortgage Trust 2016-C33 Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. An executed version of the Wells Fargo Commercial Mortgage Trust 2016-C33 Pooling and Servicing Agreement is attached hereto as Exhibit 4.3. In addition, the Sanofi Office Complex Mortgage Loan will be serviced and administered under the Sanofi Office Complex Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.14.

The Mortgage Loans identified in the Pooling and Servicing Agreement as “Williamsburg Premium Outlets” and “Hall Office Park A1/G1/G3” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of April 1, 2016 (the “DBJPM 2016-C1 Mortgage Trust Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. An executed version of the DBJPM 2016-C1 Mortgage Trust Pooling and Servicing Agreement is attached hereto as Exhibit 4.4. In addition, the Williamsburg Premium Outlets Mortgage Loan will be serviced and administered under the Williamsburg Premium Outlets Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.15. In addition, the Hall Office Park A1/G1/G3 Mortgage Loan will be serviced and administered under the Hall Office Park A1/G1/G3 Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.16.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “Equity Inns Portfolio” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of November 1, 2015 (the “COMM 2015-LC23 Mortgage Trust Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor. An executed version of the COMM 2015-LC23 Mortgage Trust Pooling and Servicing Agreement is attached hereto as Exhibit 4.5. In addition, the Equity Inns Portfolio Mortgage Loan will be serviced and administered under the Equity Inns Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.17.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “Naples Grande Beach Resort” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of March 1, 2016 (the “JPMBB Commercial Mortgage Securities Trust 2016-C1 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. An executed version of the JPMBB Commercial Mortgage Securities Trust 2016-C1 Pooling and Servicing Agreement is attached hereto as Exhibit 4.6. In addition, the Naples Grande Beach Resort Mortgage Loan will be serviced and administered under the Naples Grande Beach Resort Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.18.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “Palisades Center” will be serviced and administered pursuant to a trust and servicing agreement, dated as of April 29, 2016 (the “Palisades Center Trust 2016-PLSD Trust and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, as special servicer and as certificate administrator, and Wilmington Trust, National Association, as trustee. An executed version of the Palisades Center Trust 2016-PLSD Trust and Servicing Agreement is attached hereto as Exhibit 4.7. In addition, the Palisades Center Mortgage Loan will be serviced and administered under the Palisades Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.19.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “Sun MHC Portfolio” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of March 1, 2016 (the “COMM 2016-DC2 Mortgage Trust Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. An executed version of the COMM 2016-DC2 Mortgage Trust Pooling and Servicing Agreement is attached hereto as Exhibit 4.8. In addition, the Sun MHC Portfolio Mortgage Loan will be serviced and administered under the Sun MHC Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.20.

The Class A-1, Class A-2, Class A-3A, Class A-4, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $732,315,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Deutsche Bank Securities Inc. (“DBSI”), Drexel Hamilton, LLC (“Drexel”), Goldman, Sachs & Co. (“GS&Co.”) and Academy Securities, Inc. (“Academy” and, collectively with JPMS, DBSI, GS&Co. and Drexel, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated May 4, 2016, among the Registrant and JPMS, for itself and on behalf of DBSI, GS&Co., Drexel and Academy. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On May 23, 2016, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $732,315,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $4,497,787.95, were approximately $831,101,484.80. Of the expenses paid by the Registrant, approximately $743,184.11 were paid directly to affiliates of the Registrant, $82,024.59 in the form of fees were paid to the Underwriters, $73,822.13 were paid to or for the Underwriters and $3,598,757.12 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-206361) was originally declared effective on November 20, 2015.

On May 23, 2016, the Registrant sold the Class X-C, Class D, Class E, Class F, Class NR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $110,484,383 to JPMS and DBSI, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated May 4, 2016, by and among the Depositor, JPMS and DBSI (the “Certificate Purchase Agreement”). The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On May 23, 2016, the Registrant sold the Class A-3B Certificates (the “Direct Sale Certificates”, and collectively with the Public Certificates and the Private Certificates, the “Certificates”), having an aggregate initial principal amount of $50,000,000, to JPMorgan Chase Bank, National Association (“JPMCB”), as purchaser, pursuant to a Certificate Purchase Agreement, dated May 4, 2016, between the Depositor and JPMCB. The Direct Sale Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in JPMDB Commercial Mortgage Securities Trust 2016-C2 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 30 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 79 commercial, multifamily and manufactured housing properties. The Mortgage Loans were acquired by the Registrant (i) from JPMCB pursuant to a Mortgage Loan Purchase Agreement, dated as of May 23, 2016 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and JPMCB and (ii) from German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of May 23, 2016 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant and GACC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated May 5, 2016 and as filed with the Securities and Exchange Commission on May 23, 2016. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No	Description
Exhibit 1.1	Underwriting Agreement, dated May 4, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Deutsche Bank Securities Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of May 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement governing the issuance of the COMM 2016-787S certificates, dated as of March 1, 2016, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer and as special servicer, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Wilmington Trust, National Association, as trustee.
Exhibit 4.3	Pooling and Servicing Agreement governing the issuance of the WFCM 2016-C33 certificates, dated as of March 1, 2016, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement governing the issuance of the DBJPM 2016-C1 certificates, dated as of April 1, 2016, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement governing the issuance of the COMM 2015-LC23 certificates, dated as of November 1, 2015, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 4.6	Pooling and Servicing Agreement governing the issuance of the JPMBB 2016-C1 certificates, dated as of March 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.7	Trust and Servicing Agreement governing the issuance of the Palisades Center Trust 2016-PLSD certificates, dated as of April 29, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, as special servicer and as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.8	Pooling and Servicing Agreement governing the issuance of the COMM 2016-DC2 certificates, dated as of March 1, 2016, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.9	Co-Lender Agreement, dated as of April 25, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, Column Financial, Inc., as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note B-1 Holder, and Column Financial, Inc., as the Initial Note B-2 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of April 1, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-4 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-5 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-6 Holder.
Exhibit 4.11	Co-Lender Agreement, dated as of April 8, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.
Exhibit 4.12	Co-Lender Agreement, dated as of April 11, 2016, between Citigroup Global Markets Realty Corp., as the Note A-1 Holder, and Deutsche Bank AG, New York Branch, as the Note A-2 Holder.
Exhibit 4.13	Amended and Restated Co-Lender Agreement, dated as of March 28, 2016, by and between Wilmington Trust, National Association, not in its individual capacity but solely as trustee for the benefit of the holders of COMM 2016-787S Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Note A-1 Holder, Note A-2 Holder, Note A-3 Holder, Note A-4 Holder, Note A-5 Holder and Note A-6 Holder, German American Capital Corporation, as the Note A-7 Holder and Note A-8 Holder, and Wilmington Trust, National Association, not in its individual capacity but solely as trustee for the benefit of the holders of COMM 2016-787S Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Note B Holder.
Exhibit 4.14	Co-Lender Agreement, dated as of March 31, 2016, between Ladder Capital Finance LLC, as the Note A-1-A Holder, Ladder Capital Finance LLC, as the Note A-1-B Holder, Ladder Capital Finance LLC, as the Note A-2-A Holder, Ladder Capital Finance LLC, as the Note A-2-B Holder, Ladder Capital Finance II LLC (and affiliated entities), as the Note A-3-A Holder, JPMorgan Chase Bank, National Association, as the Note A-3-B Holder, Ladder Capital Finance II LLC (and affiliated entities), as the Note A-4-A Holder, and JPMorgan Chase Bank, National Association, as the Note A-4-B Holder.
Exhibit 4.15	Co-Lender Agreement, dated as of March 16, 2016, between German American Capital Corporation, as the Note A-1 Holder, German American Capital Corporation, as the Note A-2 Holder, German American Capital Corporation, as the Note A-3 Holder, German American Capital Corporation, as the Note A-4 Holder, German American Capital Corporation, as the Note A-5 Holder, and German American Capital Corporation, as the Note A-6 Holder.
Exhibit 4.16	Co-Lender Agreement, dated as of April 19, 2016, between German American Capital Corporation, as the Note A-1 Holder, and German American Capital Corporation, as the Note A-2 Holder.
Exhibit 4.17	Amended and Restated Co-Lender Agreement, dated as of January 8, 2016, by and among Wilmington Trust, National Association, as trustee for the benefit of the holders of COMM 2015-LC23 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Note A-1-A Holder, Ladder Capital Finance III LLC - Series 97 - Equity inns Portfolio, as the Note A-1-B Holder, Ladder Capital Finance III LLC - Series 97 - Equity inns Portfolio, as the Note A-2-A1 Holder, Ladder Capital Finance III LLC - Series 97 - Equity inns Portfolio, as the Note A-2-A2 Holder, Ladder Capital Finance III LLC - Series 97 - Equity inns Portfolio, as the Note A-2-B Holder, Ladder Capital Finance III LLC - Series 97 - Equity inns Portfolio, as the Note A-3 Holder, Wilmington Trust, National Association, as trustee for the benefit of the holders of COMM 2015-LC23 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Note A-4-A Holder, German American Capital Corporation, as the Note A-4-B Holder, German American Capital Corporation, as the Note A-5-A Holder, German American Capital Corporation, as the Note A-5-B Holder, and German American Capital Corporation, as the Note A-6 Holder.
Exhibit 4.18	Co-Lender Agreement, dated as of March 15, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder.
Exhibit 4.19	Co-Lender Agreement, dated as of April 29, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note 1 Holder, and Barclays Bank PLC, as the Initial Note 2 Holder.
Exhibit 4.20	Co-Lender Agreement, dated as of March 16, 2016, between German American Capital Corporation, as the Note A-1 Holder, and German American Capital Corporation, as the Note A-2 Holder.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated May 23, 2016.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated May 23, 2016 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 5, 2016.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of May 23, 2016, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of May 23, 2016, between German American Capital Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 23, 2016	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated May 4, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Deutsche Bank Securities Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of May 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement governing the issuance of the COMM 2016-787S certificates, dated as of March 1, 2016, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer and as special servicer, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Wilmington Trust, National Association, as trustee.	(E)
4.3	Pooling and Servicing Agreement governing the issuance of the WFCM 2016-C33 certificates, dated as of March 1, 2016, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

4.4	Pooling and Servicing Agreement governing the issuance of the DBJPM 2016-C1 certificates, dated as of April 1, 2016, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.5	Pooling and Servicing Agreement governing the issuance of the COMM 2015-LC23 certificates, dated as of November 1, 2015, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.	(E)
4.6	Pooling and Servicing Agreement governing the issuance of the JPMBB 2016-C1 certificates, dated as of March 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, A Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.7	Trust and Servicing Agreement governing the issuance of the Palisades Center Trust 2016-PLSD certificates, dated as of April 29, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, as special servicer and as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)

4.8	Pooling and Servicing Agreement governing the issuance of the COMM 2016-DC2 certificates, dated as of March 1, 2016, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.9	Co-Lender Agreement, dated as of April 25, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, Column Financial, Inc., as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note B-1 Holder, and Column Financial, Inc., as the Initial Note B-2 Holder.	(E)
4.10	Co-Lender Agreement, dated as of April 1, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-4 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-5 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-6 Holder.	(E)
4.11	Co-Lender Agreement, dated as of April 8, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.	(E)
4.12	Co-Lender Agreement, dated as of April 11, 2016, between Citigroup Global Markets Realty Corp., as the Note A-1 Holder, and Deutsche Bank AG, New York Branch, as the Note A-2 Holder.	(E)
4.13	Amended and Restated Co-Lender Agreement, dated as of March 28, 2016, by and between Wilmington Trust, National Association, not in its	(E)

individual capacity but solely as trustee for the benefit of the holders of COMM 2016-787S Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Note A-1 Holder, Note A-2 Holder, Note A-3 Holder, Note A-4 Holder, Note A-5 Holder and Note A-6 Holder, German American Capital Corporation, as the Note A-7 Holder and Note A-8 Holder, and Wilmington Trust, National Association, not in its individual capacity but solely as trustee for the benefit of the holders of COMM 2016-787S Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Note B Holder.
4.14	Co-Lender Agreement, dated as of March 31, 2016, between Ladder Capital Finance LLC, as the Note A-1-A Holder, Ladder Capital Finance LLC, as the Note A-1-B Holder, Ladder Capital Finance LLC, as the Note A-2-A Holder, Ladder Capital Finance LLC, as the Note A-2-B Holder, Ladder Capital Finance II LLC (and affiliated entities), as the Note A-3-A Holder, JPMorgan Chase Bank, National Association, as the Note A-3-B Holder, Ladder Capital Finance II LLC (and affiliated entities), as the Note A-4-A Holder, and JPMorgan Chase Bank, National Association, as the Note A-4-B Holder.	(E)
4.15	Co-Lender Agreement, dated as of March 16, 2016, between German American Capital Corporation, as the Note A-1 Holder, German American Capital Corporation, as the Note A-2 Holder, German American Capital Corporation, as the Note A-3 Holder, German American Capital Corporation, as the Note A-4 Holder, German American Capital Corporation, as the Note A-5 Holder, and German American Capital Corporation, as the Note A-6 Holder.	(E)
4.16	Co-Lender Agreement, dated as of April 19, 2016, between German American Capital Corporation, as the Note A-1 Holder, and German American Capital Corporation, as the Note A-2 Holder.	(E)
4.17	Amended and Restated Co-Lender Agreement, dated as of January 8, 2016, by and among Wilmington Trust, National Association, as trustee for the benefit of the holders of COMM 2015-LC23 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Note A-1-A Holder,	(E)

Ladder Capital Finance III LLC - Series 97 - Equity inns Portfolio, as the Note A-1-B Holder, Ladder Capital Finance III LLC - Series 97 - Equity inns Portfolio, as the Note A-2-A1 Holder, Ladder Capital Finance III LLC - Series 97 - Equity inns Portfolio, as the Note A-2-A2 Holder, Ladder Capital Finance III LLC - Series 97 - Equity inns Portfolio, as the Note A-2-B Holder, Ladder Capital Finance III LLC - Series 97 - Equity inns Portfolio, as the Note A-3 Holder, Wilmington Trust, National Association, as trustee for the benefit of the holders of COMM 2015-LC23 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Note A-4-A Holder, German American Capital Corporation, as the Note A-4-B Holder, German American Capital Corporation, as the Note A-5-A Holder, German American Capital Corporation, as the Note A-5-B Holder, and German American Capital Corporation, as the Note A-6 Holder.
4.18	Co-Lender Agreement, dated as of March 15, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder.	(E)
4.19	Co-Lender Agreement, dated as of April 29, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note 1 Holder, and Barclays Bank PLC, as the Initial Note 2 Holder.	(E)
4.20	Co-Lender Agreement, dated as of March 16, 2016, between German American Capital Corporation, as the Note A-1 Holder, and German American Capital Corporation, as the Note A-2 Holder.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated May 23, 2016.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated May 23, 2016 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 5, 2016.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of May 23, 2016, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of May 23, 2016, between German American Capital Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)